UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 25, 2021 (May 24, 2021)
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Commission File Number: 0-26640

POOL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware		36-3943363
(State or other jurisdiction of		(I.R.S. Employer
incorporation or organization)		Identification No.)

109 Northpark Boulevard,
Covington,	Louisiana	70433-5001
(Address of principal executive offices)		(Zip Code)
(985) 892-5521
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	POOL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    On May 24, 2021, the Board of Directors of Pool Corporation (the Board) appointed Martha “Marty” Gervasi to serve as a director upon recommendation of the Nominating and Corporate Governance Committee. The Board appointed her to serve effective May 24, 2021, until the 2022 annual meeting of shareholders, at which time she will stand for election by Pool Corporation's shareholders. Pursuant to the Board's standard compensation policy for non-employee directors, Ms. Gervasi will receive a pro-rated non-employee director annual cash retainer.

Ms. Gervasi, 59, brings with her more than 30 years of human capital leadership, including 10 years with The Hartford Financial Services Group, Inc., eight of which she served as the Chief Human Resources Officer. The Hartford Financial Services Group, Inc. provides property and casualty insurance, group benefits insurance and services, and mutual funds and exchange-traded products to customers in the United States and abroad. She received her B.A. from the University of Saint Joseph and her M.B.A. from Rensselaer Polytechnic Institute.

No family relationships exist between Ms. Gervasi and any of the Company's other directors, executive officers or any other person that would require disclosure under Item 401(d) of Regulation S-K under the Securities Act of 1933 (“Regulation S-K”). The Company has not engaged in any transaction in which Ms. Gervasi had a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
99.1	Press release issued by Pool Corporation on May 25, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POOL CORPORATION

By:	/s/ Melanie Housey Hart
Melanie Housey Hart
Vice President and Chief Accounting Officer

Dated: May 25, 2021